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                                 FLAG INVESTORS

                                      FLAG
                                   INVESTORS
                                 INTERNATIONAL
                                      FUND


                               SEMI-ANNUAL REPORT
                                 APRIL 30, 1997

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

o The Fund outperformed the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index for the 6 months and 12 months ended April 30, 1997.

o The Fund's performance was a result of an underexposure to Japanese stocks (about 25% of assets) and a high exposure to the strong European markets (about 60% of assets).

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

     Over the past 6 months, stock market performance across countries differed significantly. Among the 20 countries in the EAFE Index, 5 markets experienced negative returns, while 15 produced positive returns. Europe produced the highest return (11.8%) of any specific region, while the Pacific region declined 10.4%. After a prolonged period of very poor performance (-15.5%) in the first 3 months of the Fund's fiscal year, the Japanese equity market rose 2.6%, adjusted for currency losses, in the past 3 months. The entire capitalization-weighted EAFE Index generated a 1.5% total return for the 6-month period.

     The Fund produced a 6.7% total return during the 6-month period, which exceeded the EAFE Index by approximately 5.2%. The primary reason for the favorable comparison was country selection. The Fund was underexposed to the Japanese market but had higher exposure than the index to the strong European markets. Stock selection was also helpful, especially in Japan, where many of the Fund's holdings reacted favorably to earnings gains resulting from the yen's weakness.

     In the past 12 months, the EAFE Index produced a 0.9% decline in value, while the Fund generated a 6.0% gain. The Fund's favorable performance over the past year was also a result of an underweighted exposure to the Japanese equity market and effective stock selection.

     We are excited about the investment outlook for international stocks. Economic growth is expected to continue into 1998 in virtually every region of the developed world, while inflation should remain dormant. At the same time, an increasing number of foreign companies are adopting American profitability benchmarks, which have successfully improved profit margins in the United States. Over time, foreign managers should be able to improve their companies' margins as well. Investors, however, have yet to act on this potential improvement. On several important valuation measures, the U.S. stock market is more expensive than international equities. The combination of sales growth, margin improvement, interest rate stability and attractive relative valuations should create a favorable market environment for investors. The Fund's portfolio has approximately 60% of its assets in Europe, 25% in Japan and the balance in select Pacific and Mexican stocks. We believe this diversified portfolio will position us well for the future.

Sincerely,




/s/ John W. Church, Jr.                  /s/ Andrew B. Williams
-----------------------                  ----------------------
John W. Church, Jr.                      Andrew B. Williams
President                                Executive Vice President

May 19, 1997

TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------
                                                                      Percent of
Company                                                               Net Assets
--------------------------------------------------------------------------------

 1.  Deutsche Bank AG                                                     3.9%
     Largest bank in Germany, providing banking and related financial services worldwide.

 2.  Lend Lease Corp., Ltd.                                               3.8%
     One of the leading financial services groups in Australia with businesses of property services and construction.

 3.  ABN-AMRO Holding N.V.                                                3.1%
     Netherlands' largest bank and one of the ten largest banks in Europe.

 4.  Elf Aquitaine SA                                                     3.1%
     International integrated oil and gas company in France.

 5.  Dragados & Construcciones SA                                         3.0%
     Civil engineering and construction company in Spain.

 6.  Oy Nokia AB--Series A ADR                                            2.9%
     An international telecommunications company that manufac-tures mobile phones, networks and systems for cellular and fixed networks around the world.

 7.  Honda Motor Co.                                                      2.8%
     Developer, manufacturer and distributor of motorcycles, auto-mobiles and other power products. The company's manufac-turing facilities are located around the world, and their prod-ucts are distributed to consumers in about 150 countries.

 8.  Tomkins PLC                                                          2.6%
     U.K.-based conglomerate involved in the manufacture of fluid controls, industrial products, food, garden and leisure products.

 9.  Scottish Power PLC                                                   2.5%
     An integrated electric utility that generates, transmits and sup-plies electricity throughout Scotland and parts of England.

10.  Telecom Italia SpA                                                   2.3%
     Provider of telecommunications services in Italy through the company's nationwide fixed network facilities.

--------------------------------------------------------------------------------

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. The Securities and Exchange Commission (SEC) requires that when we report such figures, we also include the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective 4.50% maximum sales charge for the Fund's Class A Shares.

Average Annual Total Return

  Periods Ended 3/31/97     1 Year       5 Years     10 Years  Since Inception*
--------------------------------------------------------------------------------
  Class A Shares             5.10%        8.56%        5.02%         6.60%
 ................................................................................
 *11/18/86.

     The Fund's total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                           April 30, 1997
(Unaudited)
  No. of                                                    Value     Percent of
  Shares                     Security                     (Note 1)    Net Assets
--------------------------------------------------------------------------------
 COMMON STOCK -- 96.4%

AUSTRALIA -- 3.8%
   26,634        Lend Lease Corp., Ltd.                    $ 509,807      3.8%
                                                           ---------     ----
CANADA -- 1.2%
    3,000        Magna International Inc.                    156,375      1.2
                                                           ---------     ----
FINLAND -- 2.9%
    6,000        Oy Nokia AB - Series A ADR                  387,750      2.9
                                                           ---------     ----
FRANCE -- 6.8%
    4,258        Elf Aquitaine SA*                           413,632      3.1
    4,356        Lafarge SA                                  286,188      2.1
    9,680        Lagardere Groupe,
                   Warrants Expiring 6/30/97*                 10,301      0.1
    4,000        Technip ADR                                 211,432      1.5
                                                           ---------     ----
                                                             921,553      6.8
GERMANY -- 6.8%
   10,000        Deutsche Bank AG                            528,752      3.9
    3,600        Deutsche Telekom AG                          78,140      0.6
    6,000        Veba AG                                     311,871      2.3
                                                           ---------     ----
                                                             918,763      6.8
HONG KONG -- 1.9%
  125,000        Hong Kong Land Holdings, Ltd.               260,000      1.9
                                                           ---------     ----
ITALY -- 5.6%
    9,631        Assicurazioni Generali*                     161,437      1.2
   21,300        Benetton Group SpA                          277,279      2.1
  120,000        Telecom Italia SpA                          316,288      2.3
                                                           ---------     ----
                                                             755,004      5.6
JAPAN -- 25.0%
    6,600        Acom Co., Ltd.                              269,367      2.0
    5,000        Amway Japan Ltd.                            152,458      1.1
    2,000        Aoyama Trading Co., Ltd.                     56,413      0.4
   10,000        Canon, Inc.                                 237,157      1.8
   10,000        Daiwa House Industry Co., Ltd.              111,882      0.8
       50        East Japan Railway Co.                      216,278      1.6
   25,000        Hitachi Ltd.                                226,521      1.7
   12,000        Honda Motor Co.                             372,518      2.8

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

  No. of                                                    Value     Percent of
  Shares                     Security                     (Note 1)    Net Assets
--------------------------------------------------------------------------------

 COMMON STOCK -- continued

JAPAN -- concluded
   20,000        Kao Corp.                                 $ 233,218      1.7%
    1,500        Kyocera Corp.  ADR                          180,750      1.3
    2,000        Nintendo Corp. Ltd.                         146,234      1.1
   26,000        Nishimatsu Construction Co.                 146,470      1.1
    4,000        Rohm Co.                                    310,117      2.3
   11,000        Sankyo Co., Ltd.                            294,674      2.2
    7,000        Sharp Corp.                                  91,002      0.7
   20,000        Toda Construction Co.                       107,154      0.8
   10,000        Yamanouchi Pharmaceutical Co.               213,520      1.6
                                                          ----------     ----
                                                           3,365,733     25.0
MALAYSIA -- 1.6%
   94,666        Malaysian International
                   Shipping Corp. Berhad `F'                 213,152      1.6
                                                          ----------     ----
MEXICO -- 0.9%
   33,750        Cemex. S.A. de C.V. - Series `B'*           124,921      0.9
                                                          ----------     ----
NETHERLANDS -- 4.9%
    6,114        ABN-AMRO Holding N.V.                       420,951      3.1
    5,000        IHC Caland NV Holdings                      247,326      1.8
                                                          ----------     ----
                                                             668,277      4.9

NEW ZEALAND -- 0.7%
    5,000        Tranz Rail Holdings  ADR                     88,750      0.7
                                                          ----------     ----
NORWAY -- 1.6%
    4,300        Kvaerner AS                                 214,108      1.6
                                                          ----------     ----
SINGAPORE -- 0.6%
   10,000        Singapore Airlines Ltd. `F'                  88,489      0.6
                                                          ----------     ----
SPAIN -- 7.1%
   10,000        Banco Central Hispano Americano SA          305,024      2.2
   25,000        Dragados & Construcciones SA                404,414      3.0
    6,000        Repsol SA                                   252,108      1.9
                                                          ----------     ----
                                                             961,546      7.1

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)
(Unaudited)
  No. of                                                    Value     Percent of
  Shares                     Security                     (Note 1)    Net Assets
--------------------------------------------------------------------------------

 COMMON STOCK -- concluded

SWITZERLAND -- 2.0%
    1,260        Schweizerischer Bankverein
                   (Swiss Bank Corp.),
                   Registered Shares                     $   275,906       2.0%
                                                         -----------      ----
THAILAND -- 0.4%
   10,000        Siam Commercial Bank Ltd. `F'                58,598       0.4
                                                         -----------      ----
UNITED KINGDOM -- 22.6%
   25,000        B.A.T. Industries PLC                       211,656       1.6
   16,149        The Boots Co. PLC                           181,596       1.3
   45,000        BTR PLC                                     184,641       1.4
   25,000        Dalgety PLC                                 127,563       0.9
   14,000        De La Rue PLC                               125,694       0.9
   20,000        Grand Metropolitan PLC                      167,700       1.2
   70,000        Iceland Group PLC                           103,513       0.8
   84,000        Mirror Group Newspapers PLC                 285,968       2.1
   25,000        National Power PLC                          216,734       1.6
   10,000        RTZ Corp. PLC                               159,006       1.2
   22,967        Safeway PLC                                 127,079       0.9
   55,100        Scottish Power PLC                          333,975       2.5
   40,000        Smith (WH) Group PLC - Class A              297,700       2.2
   25,000        Tate & Lyle PLC                             186,672       1.4
   80,000        Tomkins PLC                                 346,450       2.6
                                                         -----------      ----
                                                           3,055,947      22.6
Total Common Stock
           (Cost $10,686,304)                             13,024,679      96.4
                                                         -----------      ----

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

  No. of
  Shares/                                                   Value     Percent of
 Par (000)                   Security                     (Note 1)    Net Assets
--------------------------------------------------------------------------------

PREFERRED STOCK -- 0.1%

HONG KONG -- 0.1%
       16        Dairy Farm International
                   Holdings Ltd., Cvt.
                   (Cost $16,000)                        $    12,279      0.1%
                                                         -----------    -----
 REPURCHASE AGREEMENT -- 2.9%
     $389        Goldman Sachs & Co., 5.25%
                   Dated 4/30/97, to be repurchased
                   on 5/1/97, collateralized by U.S.
                   Treasury Notes with a market value
                   of $397,557.
                   (Cost $389,000)                           389,000      2.9
                                                         -----------    -----
Total Investment in Securities
         (Cost $11,091,304)**                             13,425,958     99.4

Other Assets in Excess of Liabilities, Net                    86,497      0.6
                                                         -----------    -----
Net Assets                                               $13,512,455    100.0%
                                                         ===========    =====
Net Asset Value and Redemption Price Per Share
         ($13,512,455 / 909,197 shares outstanding)           $14.86
                                                              ======
Maximum Offering Price Per Share
         ($14.86 / .955)                                      $15.56
                                                              ======
-------
** Non-income producing security.
** Also, aggregate cost for federal tax purposes.


                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Statement of Operations

                                                                    For the Six
                                                                    Months Ended
                                                                      April 30,
--------------------------------------------------------------------------------
                                                                       1997(1)
Investment Income (Note 1):
   Dividends                                                           $116,782
   Interest                                                               7,946
     Less: Foreign taxes withheld                                       (14,120)
                                                                       --------
            Total income                                                110,608
                                                                       --------
Expenses:
   Investment advisory fee (Note 2)                                      49,701
   Distribution fee (Note 2)                                             16,567
   Legal                                                                 16,209
   Audit                                                                 14,132
   Accounting fees (Note 2)                                              13,731
   Printing and postage                                                  11,481
   Transfer agent fees (Note 2)                                           8,431
   Custodian fees                                                         7,698
   Registration fees                                                      5,778
   Miscellaneous                                                          2,823
   Pricing fee                                                            1,470
   Directors' fees                                                          748
                                                                       --------
            Total expenses                                              148,769
   Less: Fees waived (Note 2)                                           (48,815)
                                                                       --------
            Net expenses                                                 99,954
                                                                       --------
   Net investment income                                                 10,654
                                                                       --------
Net realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions                         450,505
   Net realized foreign exchange loss                                   (16,847)
   Change in unrealized appreciation or depreciation
     of investments                                                     432,278
   Change in unrealized appreciation or depreciation on translation of assets and liabilities, excluding investments, denominated in
     foreign currencies                                                  (3,646)
                                                                       --------
            Net gain on investments                                     862,290
                                                                       --------
Net increase in net assets resulting from operations                   $872,944
                                                                       ========


-------
(1) Unaudited.


                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
                                                      For the Six   For the Year
                                                     Months Ended       Ended
                                                      April 30,      October 31,
--------------------------------------------------------------------------------
                                                        1997(1)         1996
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                             $    10,654   $   250,800
   Net realized gain from security transactions and
     foreign exchange transactions                       433,658       571,223
   Change in unrealized appreciation or depreciation
     of investments                                      432,278       656,848
   Change in unrealized appreciation or depreciation
     on translation of other assets and liabilities
     denominated in foreign currencies                    (3,646)       (3,773)
                                                     -----------   -----------
   Net increase in net assets resulting
     from operations                                     872,944     1,475,098
                                                     -----------   -----------
Dividends to Shareholders from:
   Net investment income                                (260,229)      (28,072)
                                                     -----------   -----------
Capital Share Transactions (Note 3):
   Proceeds from sale of 69,202 and
     107,997 shares, respectively                      1,015,231     1,494,406
   Value of 5,155 and 1,596 shares issued in
     reinvestment of dividends, respectively             223,079        22,601
   Cost of 85,731 and 182,530 shares
     repurchased, respectively                        (1,268,826)   (2,516,921)
                                                     -----------   -----------
   Total decrease in net assets derived
     from capital share transactions                     (30,516)     (999,914)
                                                     -----------   -----------
   Total increase in net assets                          582,199       447,112

Net Assets:
   Beginning of period                                12,930,256    12,483,144
                                                     -----------   -----------
   End of period                                     $13,512,455   $12,930,256
                                                     ===========   ===========

-------
(1) Unaudited.


                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Financial Highlights
(For a share outstanding throughout each period)(1)
                                                                    For the Six
                                                                   Months Ended
                                                                     April 30,
--------------------------------------------------------------------------------
                                                                     1997(2)
Per Share Operating Performance:
   Net asset value at beginning of period                            $ 14.20
                                                                     -------
Income from Investment Operations:
   Net investment income                                                0.02
   Net realized and unrealized gain/(loss) on investments(3)            0.93
                                                                     -------
   Total from Investment Operations                                     0.95
Less Distributions:
   Distributions from net investment income
     and short-term gains                                              (0.29)
   Distributions from net realized long-term gains                        --
                                                                     -------
   Total distributions                                                 (0.29)
                                                                     -------
   Net asset value at end of period                                  $ 14.86
                                                                     =======

Total Return(4)                                                         6.71%
Ratios to Average Daily Net Assets:
   Expenses(5)                                                          1.50%(7)
   Net investment income(6)                                             0.16%(7)
Supplemental Data:
   Net assets at end of period (000)                                 $13,512
   Portfolio turnover rate                                                 6%(7)
   Average commissions per share(8)                                  $  0.05

-------
(1) Computed based upon average shares outstanding.
(2) Unaudited.
(3) The six months ended April 30, 1997 and the years ended October 31, 1996, 1995 and 1994 include net realized currency gain/(loss). Realized currency gain/(loss) is included in net investment income for the years ended October 31, 1993 and 1992.
(4) Total return excludes the effect of sales charge.
(5) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 2.24% (annualized), 2.30%, 2.17%, 1.97%, 2.13% and 1.92% for the six months ended April 30, 1997 and the years ended October 31, 1996, 1995, 1994, 1993 and 1992, respectively.
(6) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been (0.58)% (annualized), 1.10%, 0.02%, 0.28%, 1.28% and 0.31% for the six months ended April 30, 1997 and the years ended October 31, 1996, 1995, 1994, 1993 and 1992, respectively.
(7) Annualized.
(8) Disclosure of average commissions per share is effective beginning in fiscal year 1996.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

                                                                                      For the Year Ended October 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1996          1995          1994          1993         1992
Per Share Operating Performance:
   Net asset value at beginning of period                           $ 12.69       $ 13.97      $ 13.05        $ 9.11       $ 10.63
                                                                    -------       -------      -------        ------       -------
Income from Investment Operations:
   Net investment income                                               0.26          0.09         0.18          0.49          0.16
   Net realized and unrealized gain/(loss) on investments(3)           1.28         (1.37)        1.58          3.45         (1.62)
                                                                    -------       -------      -------        ------       -------
   Total from Investment Operations                                    1.54         (1.28)        1.76          3.94         (1.46)
Less Distributions:
   Distributions from net investment income
     and short-term gains                                             (0.03)           --        (0.84)           --         (0.06)
   Distributions from net realized long-term gains                       --            --           --            --            --
                                                                    -------       -------      -------        ------       -------
   Total distributions                                                (0.03)           --        (0.84)           --         (0.06)
                                                                    -------       -------      -------        ------       -------
   Net asset value at end of period                                 $ 14.20       $ 12.69      $ 13.97       $ 13.05       $  9.11
                                                                    =======       =======      =======       =======       =======

Total Return(4)                                                       12.13%        (9.16)%      13.98%        43.25%       (13.80)%
Ratios to Average Daily Net Assets:
   Expenses(5)                                                         1.50%         1.50%        1.50%         1.50%         1.50%
   Net investment income(6)                                            1.91%         0.68%        0.75%         1.91%         0.73%
Supplemental Data:
   Net assets at end of period (000)                                $12,930       $12,483      $15,487       $15,008       $19,780
   Portfolio turnover rate                                               13%           35%          43%           48%           63%
   Average commissions per share(8)                                 $  0.02            --           --            --            --


                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Notes to Financial Statements

NOTE 1--Significant Accounting Policies

     Flag Investors International Fund, Inc. (the "Fund"), which was organized as a Massachusetts business trust September 3, 1986 and reorganized as a Maryland Corporation on August 16, 1993, commenced operations November 18, 1986. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end Investment Management Company. Its objective is to seek long-term growth of capital primarily through investment in a diversified portfolio of marketable equity securities of issuers domiciled outside of the United States.

     The Fund consists of one share class, Class A Shares, which are subject to a 4.50% maximum front-end sales charge and a 0.25% distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. Security Valuation--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. When the security is listed on more than one exchange, the Fund uses the last price on the exchange where the security is primarily traded. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the last bid price in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

     B. Repurchase Agreements--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

NOTE 1--concluded

     C.  Foreign  Currency   Translation--The   Fund's  books  and  records  are
         maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded in the Fund's records at the effective
         exchange  rate when earned or incurred.   Asset  and  liability
         accounts that are denominated in foreign currencies are adjusted to reflect the current exchange rate. Transaction gains or losses that are a result of changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reported in realized and unrealized gain/(loss) on investments for the current period.

             The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. These contracts are not reflected in the Fund's financial statements. However, the net income or loss from these contracts is recorded from the contract's inception date. Premiums or discounts are amortized over the life of the contracts.

     D. Federal Income Taxes--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

             The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     E. Security Transactions, Investment Income, Distributions and Other--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed.
         Interest income is recorded on an accrual basis and includes the scientific method for amortization of premiums and accretion of discounts when appropriate. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., is the Fund's investment advisor and The Glenmede Trust Company ("Glenmede") is the Fund's subadvisor. As compensation for its advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the annual rate of 0.75%. As compensation for its subadvisory services, the Fund pays Glenmede an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the annual rate of 0.55%.

     ICC has agreed to waive up to all of its fees if necessary so that the Fund's total operating expenses are no more than 1.50% of the Fund's average daily net assets. For the six months ended April 30, 1997, ICC waived fees of $48,815.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $13,731 for accounting services for the six months ended April 30, 1997.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $8,431 for transfer agent services for the six months ended April 30, 1997.

     As compensation for providing distribution services, the Fund pays Alex. Brown & Sons Incorporated an annual fee that is calculated daily and paid monthly at an annual rate equal to 0.25% of the Fund's average daily net assets. The Fund paid Alex. Brown $16,567 for distribution services for the six months ended April 30, 1997.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the period November 1, 1996 through April 30, 1997 was $210, and the accrued liability was $1,897.


NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 10 million shares of $.001 par value capital stock.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

NOTE 4--Investment Transactions

     Excluding  short-term  and  U.S.  government   obligations,   purchases  of
investment securities aggregated $391,802 and sales of investment securities aggregated $1,017,067 for the six months ended April 30, 1997.

     On April 30, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $2,954,935 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $620,281.


NOTE 5--Net Assets

     On April 30, 1997, net assets consisted of:

Paid-in capital                                                    $15,223,256
Undistributed net investment income                                    375,684
Accumulated net realized loss from security and
   foreign exchange transactions                                    (4,418,691)
Unrealized appreciation of investments                               2,334,654
Unrealized translation loss                                             (2,448)
                                                                   -----------
                                                                   $13,512,455
                                                                   ===========

NOTE 6--Merger Agreement

     On April 6, 1997, Bankers Trust New York Corporation and Alex. Brown Incorporated announced that they had signed a definitive agreement to merge. The merger, which is expected to be completed by the fourth quarter of 1997, is subject to customary closing conditions, including certain regulatory and shareholder approvals.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Directors and Officers

                            TRUMAN T. SEMANS
                                Chairman

       JAMES J. CUNNANE                         JOHN W. CHURCH, JR.
           Director                                  President

        RICHARD T. HALE                         ANDREW B. WILLIAMS
           Director                          Executive Vice President

        JOHN F. KROEGER                           GARY V. FEARNOW
           Director                               Vice President

         LOUIS E. LEVY                          EDWARD J. VEILLEUX
           Director                               Vice President

      EUGENE J. MCDONALD                          SCOTT J. LIOTTA
           Director                        Vice President and Secretary

      CARL W. VOGT, ESQ.                         JOSEPH A. FINELLI
           Director                                  Treasurer

                                                 LAURIE D. COLLIDGE
                                                Assistant Secretary


Investment Objective

A mutual fund seeking long-term growth of capital primarily through investment in a diversified portfolio of marketable equity securities of issuers domiciled outside of the United States.

   This  report   is  prepared  for  the  general
information of shareholders. It is authorized for
distribution  to  prospective investors only when
preceded   or   accompanied   by   an   effective
prospectus.

    For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

                                     [LOGO]
                                 FLAG INVESTORS


                                     Growth
                      Flag Investors Emerging Growth Fund
                      Flag Investors Equity Partners Fund
                       Flag Investors International Fund

                                 Equity Income
                   Flag Investors Real Estate Securities Fund
                      Flag Investors Telephone Income Fund

                                    Balanced
                       Flag Investors Value Builder Fund

                                     Income
                 Flag Investors Short-Intermediate Income Fund
             Flag Investors Total Return U.S. Treasury Fund Shares

                                Tax-Free Income
                  Flag Investors Managed Municipal Fund Shares
           Flag Investors Maryland Intermediate Tax-Free Income Fund

                                 Current Income
                    Flag Investors Cash Reserve Prime Shares






                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG


                                Distributed by:
                               ALEX. BROWN & SONS
                                  INCORPORATED